SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 3, 2004

Under the section INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, the information regarding compensation for the Worldwide High Income Portfolio, Goldman Sachs Research Portfolio and Technology Portfolio is deleted in its entirety and replaced with the following, effective January 1, 2005:
PORTFOLIO	FEE RATE
Worldwide High Income Portfolio	.80% to $350 million ..75% over $350 million
Goldman Sachs Research Portfolio	.90% to $50 million ..85% next $150 million ..80% over $200 million
Technology Portfolio	1.00% to $250 million ..95% next $250 million ..90% over $500 million

Under the section SUBADVISORY AGREEMENTS, the information regarding the payment of the monthly fee with respect to each Portfolio for which the Subadviser performs services for the Worldwide High Income Portfolio, Goldman Sachs Research Portfolio and Technology Portfolio is deleted in its entirety and replaced with the following, effective January 1, 2005:
SUBADVISER	PORTFOLIO	FEE RATE
GSAM	Goldman Sachs Research	.50% on the first $50 million ..45% on the next $150 million ..40% thereafter
Van Kampen	Worldwide High Income Portfolio	.45% on the first $350 million ..40% thereafter
	Technology Portfolio	.50% on the first $250 million ..45% on the next $250 million ..40% thereafter

Dated: January 14, 2005